Exhibit 99.1

RideShare Rental, Inc., Formerly YayYo, Inc., Announces that Acuitas Group Holdings, LLC, will become the Largest and Controlling Stockholder in the Company

Terren Peizer, Sole Owner of Acuitas Group Holdings, LLC, will be appointed as Executive Chairman of the Board of Directors of Rideshare Rental, Inc.

Stephen M. Sanchez, Current Board Chairman, will be Appointed as Chief Executive Officer

Mr. Peizer will focus to Uplist the Company’s Common Stock Immediately

BEVERLY HILLS, CA / ACCESSWIRE / January 27, 2021/ RideShare Rental, Inc., formerly YayYo, Inc. (“RSR” or the “Company”) (Other OTC:YAYO), which, acting through its wholly-owned subsidiary, Rideshare Car Rentals, LLC, is a leading provider of vehicles to the rideshare and delivery gig economy industry, today announced that its Chief Executive Officer, Ramy El-Batrawi, acting through his holding company X, LLC, has entered into an agreement with Acuitas Group Holdings, LLC, in which, among other things, X,LLC will sell to Acuitas 6,000,000 shares of RSR common stock, which, in combination with its current holdings, will result in Acuitas becoming the Company’s controlling stockholder (the “Agreement”) with 10,055,512 shares.

Also pursuant to the Agreement, which is subject to review and approval by the Company’s Board of Directors (the “Board”), Mr. Terren Peizer, Acuitas’ Sole Member will be nominated as Executive Chairman of the company. The Agreement also provides that current Board Chairman Mr. Stephen M. Sanchez will step down from that position in favor of Mr. Peizer but will be nominated to serve as the Company’s Chief Executive Officer. Mr. Sanchez currently serves as Chief Executive Officer of PDQ Pickup LLC, a company engaged in the moving and logistics industry (“PDQ Pickup”). As part of the Agreement, XLLC will sell a portion of its minority stake in PDQ Pickup to Acuitas.

In addition, Mr. Peizer will immediately, focus, and work to affect an uplisting of RSR’s common stock from the over-the-counter market (“OTC”) to either the New York Stock Exchange or the Nasdaq Stock Market. Mr. Sanchez is expected to work closely with Mr. Peizer to achieve this goal.

The transactions contemplated by the Agreement are expected to close on or around February 15. Mr. El-Batrawi will resign as both CEO and a member of the Board, effective either February 15 or upon the Board’s action to appoint Messrs. Peizer and Sanchez to their new roles, whichever is sooner.

Mr. El-Batrawi commented, “I am very pleased with this transaction, which I believe will provide RSR with a majority stockholder in Acuitas that shares our historic commitment to technology, customers and employees and can immediately add strategic and operational value.” As Founder, Chairman, CEO, and majority stockholder of his two public companies, OnTrak, Inc. and BioVie, Inc, Terren Peizer has created approximately $2.5 billion in enterprise value. Mr. Peizer owns 4 other private companies that potentially have even greater value than the two public companies.

Commenting on the Agreement, Mr. Peizer said, “Rideshare Rental is a solid business that is gaining operational momentum. I am excited by the future opportunities presented by all three of its operating segments, RideShare, Logistics, and Electric Vehicles. I look forward to helping nurture RSR’s core businesses, supporting and anticipating the diverse needs of the Company’s customers, and driving new opportunities for innovation. We are on a positive growth trajectory and are very well-positioned to continue building on our strong momentum. I am excited to work with our entire senior leadership team to ensure a seamless transition and continue RSR’s next phase of growth and market leadership. I am committed to the people at RSR and the Company’s core values and intend to focus on delivering enhanced value to shareholders. To that end, one of my and Steve Sanchez’s priorities will be to uplist the Company’s common stock to a national securities exchange as soon as possible.”

Mr. El-Batrawi commented “Steve Sanchez brings a wealth of expertise to his new role. Steve is a proven senior executive and a strong strategic thinker. He has done an outstanding job over the past several years in all his corporate leadership positions.”

Mr. Sanchez said, “We at Rideshare Rental are grateful to Ramy El-Batrawi for his role in founding the Company and thankful for his service as CEO. He has been an exemplary leader, with a steadfast commitment to driving RSR’s business and building on our strong foundation. We appreciate his effective stewardship. I look forward to leveraging our strategic advantages and helping the company continue its undeniable growth. I also share Terren Peizer’s commitment to enhance shareholder value.

About Terren Peizer and Acuitas Group Holdings, LLC

Mr. Peizer is a highly successful entrepreneur and investor, having founded and successfully commercialized many companies. Mr. Peizer is the Founder, Board Chairman, CEO and majority stockholder of Ontrak Inc., a leading AI and telehealth-enabled, virtualized healthcare treatment company. Mr. Peizer is also the Board Chairman, CEO and majority shareholder of BioVie, Inc., which is the industry leader in the development of two orphan drug candidates for the treatment of rare liver diseases. In addition, Mr. Peizer is Founder, Chairman and CEO and majority shareholder of 4 privately held companies. Mr. Peizer was Chairman of Cray inc. having bought the company from Sillicon Graphics for assumption of debt which was recently sold to Hewlett Packard for approximately $1.4 billion. Mr. Peizer is Chairman and sole shareholder of Acuitas, his personal investment holding company. In addition, Mr. Peizer has held senior executive positions at Goldman, Sachs &Co, First Boston, and Drexel Burnham Lambert.

About Stephen M. Sanchez

Stephen M. Sanchez has been the Company’s Board Chairman since January 2020. He has over 30 years of experience in the logistics industry, particularly in the design, implementation and operation of last-mile delivery services. Since November 2019, Mr. Sanchez has served as the CEO of PDQ Pickup, which he joined in August 2019 as Chief Operating Officer. Previously, from January 2018 until August 2019, he was Senior Vice President of Operations and Business Development for Boxbot, Inc., a robotics company focusing on the development and sale of autonomous last-mile delivery vehicles, and from November 2015 until January 2018, he was senior manager of Final Mile Process Engineering for Amazon, Inc. Mr. Sanchez is also a veteran of the U.S. Navy.

About Rideshare Rental, Inc. (formerly YayYo, Inc.)

Rideshare Rental, Inc. bridges the gap between rideshare drivers in need of a suitable vehicle and rideshare companies that depend on attracting and keeping drivers. Rideshare Rental uniquely supports drivers in both the higher and lower economic categories with innovative policies and programs. Rideshare Rental is a leading provider of rental vehicles to drivers in the ever-expanding gig economy.

Our wholly-owned subsidiary, Rideshare Car Rentals, LLC, is an online rideshare vehicle booking platform created to service the ridesharing, delivery gig economy and the logistics market place, which includes both our owned-fleet vehicles and third party fleet vehicles. Distinct Cars LLC, our other wholly owned subsidiary, maintains a fleet of vehicles that are commercially available for rent by gig-economy drivers and the logistics market place.

Rideshare Rental provides SEC filings, investor events, press and earnings releases about our financial performance on the investor relations section of our website (www.ridesharerental.net)

The transactions described herein constitute “related party transactions” under current SEC rules and regulations.

Forward-Looking Statement Disclaimer

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this press release are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. The company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the company cautions investors that actual results may differ materially from the anticipated results.

Public Relations Contact

Ramy El-Batrawi

Phone: 888-209-5643

Email: investors@yayyo.com

For more investor information go to

www.Ridesharerental.net